UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 4, 2015

Vail Resorts, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-09614	51-0291762
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent, Suite 1000 Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 404-1800

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Vail Resorts, Inc. 2015 Omnibus Incentive Plan

On September 25, 2015, upon the recommendation and approval of the Compensation Committee of the Board of Directors (the “Board”) of Vail Resorts, Inc. (the “Company”), the Board adopted the Vail Resorts, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”), subject to stockholder approval.  At the 2015 Annual Meeting of Stockholders of the Company, held on December 4, 2015 (the “Annual Meeting”), the stockholders of the Company considered and approved the 2015 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  A description of the material terms of the 2015 Plan was included under “Proposal 3-Approval of the Vail Resorts, Inc. 2015 Omnibus Incentive Plan” in the Company’s definitive proxy statement relating to the Annual Meeting as filed with the Securities and Exchange Commission on October 22, 2015, and is incorporated herein by reference.

Adoption of Revised Forms of Restricted Share Unit Agreement and Share Appreciation Rights Agreement

On December 4, 2015, the Board approved and adopted revised forms of Restricted Share Unit Agreement and Share Appreciation Rights Agreement (each a “Revised Form Agreement” and together, the “Revised Form Agreements”) to be used in connection with future grants of restricted share units and share appreciation rights under the 2015 Plan.  Copies of the Revised Form Agreements are attached hereto as Exhibits 10.2 and 10.3 and are incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 4, 2015, the Company held the Annual Meeting. At the Annual Meeting, stockholders considered:  (1) the election of the eight director nominees named in the proxy statement; (2) an advisory resolution to approve the compensation of the Company’s named executive officers; (3) approval of the 2015 Plan; and (4) the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending July 31, 2016. The Company’s stockholders voted as follows on these matters:

1.              The Company’s stockholders elected the eight director nominees named in the proxy statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Susan L. Decker	33,377,381	94,317	4,942	1,422,124
Roland A. Hernandez	29,394,317	4,077,183	5,140	1,422,124
Robert A. Katz	32,930,177	536,295	10,168	1,422,124
John T. Redmond	33,466,018	5,640	4,982	1,422,124
Hilary A. Schneider	33,447,284	24,469	4,887	1,422,124
D. Bruce Sewell	33,465,323	6,259	5,058	1,422,124
John F. Sorte	33,308,942	162,624	5,074	1,422,124
Peter A. Vaughn	33,446,948	24,724	4,968	1,422,124

2.              The Company’s stockholders approved the advisory resolution to approve the compensation of the Company’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
33,190,158	277,657	8,825	1,422,124

3.              The Company’s stockholders approved the 2015 Plan with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
26,382,399	7,086,081	8,160	1,422,124

4.              The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2016 with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
34,783,266	99,299	16,199	—

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.1	Vail Resorts, Inc. 2015 Omnibus Incentive Plan
10.2	Form of Restricted Share Unit Agreement
10.3	Form of Share Appreciation Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.

Date: December 7, 2015	By:	/s/ David T. Shapiro
David T. Shapiro
Executive Vice President, General Counsel & Secretary